                                  M FUND, INC.

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                       Clifton Enhanced U.S. Equity Fund

                                 Annual Report
                               December 31, 2000

                            [M FINANCIAL GROUP LOGO]

M FUND, INC.
PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2000. Total assets under management grew to $234 Million during 2000.

After an overwhelming majority shareholder vote, The Clifton Group began managing the Enhanced U.S. Equity Fund on May 1, 2000. As such, the Fund was renamed the Clifton Enhanced U.S. Equity Fund and began following a synthetic enhanced index strategy. We are very excited about the change and encourage you to view the current M Fund Prospectus for additional information.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2000, in addition to their outlook for 2001.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and The Clifton Group for the Clifton Enhanced U.S. Equity Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund, Inc.'s participating insurance carriers remain committed to providing opportunities to add value to shareholders.

We look forward to continued growth in assets in the upcoming year.

Sincerely,

/s/ Daniel F. Byrne

DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

                       BRANDES INTERNATIONAL EQUITY FUND

    2000 was a year of extremes. After a host of international benchmarks climbed to record highs earlier in the year, stock prices tumbled. The decline among non-U.S. markets was exacerbated by poor returns for technology stocks. In Germany, for example, the tech-heavy Neuer Markt fell 40%.

    Stock market losses around the world marked a significant reversal from what had been years of solid gains. In Germany and the United Kingdom, for example, indices finished the year in the red for the first time since 1994. In the five preceding years, Frankfurt's Xetra Dax Index more than tripled, while the FTSE 100 in London more than doubled. In addition to a sharp sell-off among tech shares, non-U.S. markets were battered by a variety of worries including the effects of rising interest rates, expectations for declining corporate profits, weaker currencies, higher oil prices, and evidence of economic sluggishness.

    As the year progressed, investors resumed their focus on solid businesses trading at attractive valuations. Worldwide, value stocks generally outperformed growth stocks. Reflecting the challenging environment, the MSCI EAFE Index fell 14.2%. Among emerging markets, higher oil prices proved the greatest detriment to returns, as many emerging countries are net importers of oil. In addition, because many emerging nations derive a high percentage of GDP from exports, the prospect of weaker global demand resulting from higher oil costs weighed on investor confidence. In 2000, the MSCI EMF Index fell 30.6%.

    In this difficult environment, the portfolio showed its mettle and gained 4.88%.

    Generally strong returns among holdings in the United Kingdom helped offset stock-specific losses among holdings in New Zealand and Japan. The fund's significant weighting in the United Kingdom also had a positive influence. Holdings in the insurance and beverages & tobacco industries were among the best performers. Examples include British American Tobacco (United
Kingdom--beverages & tobacco) and Sun Life Financial (Canada--insurance). We eliminated our position in Sun Life earlier in 2000 as the share price jumped to levels consistent with our estimation of the underlying business value.

    Declines among holdings in New Zealand and Japan and within the telecommunications industry tended to drag overall results lower during the period. Examples of poor performers include Hitachi (Japan--electrical & electronics), British Telecom (United Kingdom--telecommunications), and Telecom New Zealand (New Zealand). Reflecting our conviction for stock-specific opportunities in the telecom industry, the fund retains its greatest exposure to this industry. The fund also maintains a significant weighting in Japan.

    Looking ahead, we believe overseas markets pose challenges, including expectations for declining earnings in Europe and Japan amid a weaker economic environment. At the same time, global markets typically tend to pose such challenges. We continue to look for opportunities created by pessimism and short-term overreactions to developments that have little effect on underlying business strengths. We continue to hold what we believe are solid businesses selling at bargain prices and remain confident that markets around the world will recognize the undervalued companies held in the fund. We hope to build on this year's returns and extend the favorable gains we have delivered for clients over the long term.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Brandes International
                    Equity Fund  MSCI EAFE Index**
1/4/96                   10,000             10,000
3/31/96                  10,077             10,296
6/30/96                  10,264             10,468
9/30/96                   9,992             10,403
12/31/96                  9,940             10,610
3/31/97                   9,634             10,442
6/30/97                  10,962             11,799
9/30/97                  10,857             11,697
12/31/97                 10,162             10,780
3/31/98                  11,503             12,365
6/30/98                  11,411             12,493
9/30/98                   9,778             10,722
12/31/98                 11,728             12,945
3/31/99                  12,816             13,115
6/30/99                  14,258             13,437
9/30/99                  14,356             14,023
12/31/99                 17,341             16,405
3/31/00                  16,754             16,387
6/30/00                  18,051             15,738
9/30/00                  17,475             14,468
12/31/00                 18,180             14,080

  Average Annual Total Return
for the periods ended 12/31/00:
One Year:                         4.88%
Since 1/4/96*:                   12.71%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Fund's inception date
** 1/1/96 to 12/31/00

    MORGAN STANLEY CAPITAL INTERNATIONAL--EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 21 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

                            TURNER CORE GROWTH FUND

    In an equity market that was exceptionally hostile to growth investing in 2000, the Turner Core Growth Fund recorded a negative 11.15% return, underperforming the Wilshire 5000 Stock Index's 10.64% loss and the Lipper Growth Funds Index's 10.88% decline.

    The Turner Core Growth Fund's performance was soundly positive through September, powered by the stocks of leading growth companies with the strongest earnings. But in the fourth quarter, performance faltered, with our losses exceeding those of the market as a whole; our select group of leaders that had doing well then fell victim to what amounted to an extreme correction in valuations. Stocks like Juniper Networks, Brocade Communications, Ciena, and Siebel Systems continued to deliver robust earnings, but they, like their less-distinguished, high-priced peers, were battered because of increasing concerns about a recession; some of them lost half their value in a matter of weeks. In essence, the market failed to distinguish between the growth companies we owned--companies with proprietary technologies, leading market shares, and strong earnings-growth trends--and their less-distinguished peers; both leading and also-ran growth companies were indiscriminately tarred with the same brush. As has proved to be the case historically, collapsing valuations negated rising earnings.

    In all, the fourth quarter was the worst for growth investing since the fourth quarter of 1987, when the stock market crashed. In the most recent fourth quarter, the Russell 1000 Growth Index of large-cap growth stocks plummeted 21.35%, the Russell Midcap Growth Index fell 23.25%, and the Russell 2000 Growth Index dropped 20.20%. In short, there was nowhere for a growth investor to seek refuge.

    For the year as a whole, our 13% weighting in consumer-discretionary/services stocks and our 10% weighting in health-care stocks did worst relative to their index-sector counterparts. Our consumer-discretionary/services holdings lost 40% versus a 22% loss for the index sector. Our health-care holdings gained 18% but markedly underperformed the index's health-care sector, which was up 38%.

    Contributing the most to performance was a 30% position in technology stocks and a 7% position in energy stocks. Our tech holdings reaped big gains early in the year, then declined sharply in the second half. Altogether, they gained more and lost less than the index sector did; for the year they lost 34%, versus a negative 37% for the index sector. Technology was one of our three sector positions that outperformed their corresponding index sectors. Our energy holdings produced the highest return, 60%, versus a 19% return for the index's energy sector; unfortunately, our small energy weighting meant that its contribution to performance was only minor. Energy benefited from rising oil and natural-gas prices, relatively low price/ earnings ratios, and a perception by investors that it was a safe haven in a tumultuous market.

    The big question now is whether the market tumult will end soon. Our belief is that the economy will prove resilient, that corporate profits on balance will keep growing, that demand for technology-based products and services will continue to outpace the growth of the economy, that growth companies--companies in the technology, health-care, and consumer-discretionary/services sectors--will continue to produce the most reliable earnings growth, and that the Federal Reserve (as it did on January 3, 2001) will continue to cut interest rates to keep the nation's commerce humming. For these reasons, we think the long-term bull market that began, arguably, in 1982 will endure. Also, we think growth stocks were excessively punished in 2000, have more attractive valuations at this juncture, and still offer good return potential over the next 12 months.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE TURNER CORE GROWTH FUND AND WILSHIRE 5000 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Turner Core
          Growth Fund  Wilshire 5000 Index**
1/4/96         10,000                 10,000
3/31/96        10,651                 10,562
6/30/96        11,228                 11,027
9/30/96        11,614                 11,339
12/31/96       12,000                 12,120
3/31/97        11,632                 12,200
6/30/97        13,357                 14,260
9/30/97        15,146                 15,651
12/31/97       15,384                 15,914
3/31/98        17,291                 18,024
6/30/98        18,600                 18,376
9/30/98        16,703                 16,166
12/31/98       20,761                 19,644
3/31/99        22,566                 20,385
6/30/99        23,613                 21,976
9/30/99        22,660                 20,523
12/31/99       29,029                 24,272
3/31/00        32,068                 25,199
6/30/00        30,534                 24,115
9/30/00        31,751                 24,163
12/31/00       25,792                 21,686

  Average Annual Total Return
for the periods ended 12/31/00:
One Year:                        (11.15)%
Since 1/4/96*:                     20.89%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Fund's inception date
** 1/1/96 to 12/31/00

                           WILSHIRE 5000 STOCK INDEX

A capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The index is the broadest measure of the aggregate domestic stock market.

                       FRONTIER CAPITAL APPRECIATION FUND

    For the quarter ended December 31, 2000, the Frontier Capital Appreciation portfolio declined by 9.1% as compared to the 3.7% decline in the Russell 2500 index. For the year 2000, we are pleased to report that our portfolios showed positive returns, exceeding the Russell 2500 benchmark. The Frontier Capital Appreciation portfolio returned 7.66%, while the Russell 2500 only returned 4.3% for the same time period. This performance was entirely a function of positive stock selection, which more than offset the drag from our overweighting in the weak technology sector.

    The year 2000 proved exceptionally volatile and challenging for investors. The prime example of this volatility was the NASDAQ, which, after rising 24% through March 10th, fell 51% from that peak through year-end, closing the year down 39%. The large cap S&P 500 and Dow Jones Industrials suffered less, down 9% and 5% respectively. Overall, small and mid caps did better than large caps for the second straight year as the Russell 2500 gained 4%. However, the Russell 2500 Growth Index, hit by the bursting Internet bubble, dropped 14%.

    As in 2000, we believe stock selection will continue to be the key to performance in 2001. Economic growth is slowing sharply with increasing risks of a first half recession. Slower GDP growth will increase pressure on corporate profits, putting a premium on our ability to identify companies that can sustain profit growth in this more difficult environment. However, we believe that in contrast to recent periods of economic weakness (1974/75, 1981/82, 1990/91), the U.S. is better positioned to cope with this slowdown.

    Finally, cash flows into small cap mutual funds exceeded flows into large cap funds last year for the first time since 1992, according to data from AMG Data Services. Thus, while the economic outlook is uncertain, we believe the preconditions for a small and mid cap rally have been put in place that justify our continued optimism for the New Year.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

FRONTIER CAPITAL MANAGEMENT CO., L.L.C.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Frontier Capital   Russell 2500
          Appreciation Fund  Stock Index**
1/4/96               10,000         10,000
3/31/96              10,927         10,586
6/30/96              11,931         11,026
9/30/96              12,436         11,275
12/31/96             13,030         11,903
3/31/97              12,464         11,505
6/30/97              14,372         13,243
9/30/97              17,477         15,143
12/31/97             15,905         14,803
3/31/98              17,081         16,320
6/30/98              16,260         15,640
9/30/98              12,844         12,657
12/31/98             16,182         14,860
3/31/99              15,925         14,156
6/30/99              19,442         16,477
9/30/99              19,078         15,413
12/31/99             23,331         18,446
3/31/00              27,937         20,309
6/30/00              26,888         19,497
9/30/00              27,694         19,965
12/31/00             25,119         19,234

  Average Annual Total Return
for the periods ended 12/31/00:
One Year:                         7.66%
Since 1/4/96*:                   20.25%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Fund's inception date
** 1/1/96 to 12/31/00

                            RUSSELL 2500 STOCK INDEX

The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                       CLIFTON ENHANCED U.S. EQUITY FUND

    The Clifton Enhanced U.S. Equity Fund returned (7.62%) for the six months ending December 31, 2000. The S&P 500 Stock Index returned (0.43%) for the same period. For the period January 1, 2000 to December 31, 2000, the Fund earned (9.96%) versus (9.11%) for the S&P 500 Stock Index.

    The Clifton Enhanced U.S. Equity Fund fulfilled its investment objectives during an unusually volatile year in the U.S. equity market. Specifically, the fund generated enhanced index returns while maintaining risk levels and return patterns which were nearly identical to the S&P 500 Stock Index.

    The fund seeks to provide superior performance through synthetic index management. A synthetic enhanced index investment approach combines cash management with an investment in an index futures contract. The S&P 500 Stock Index return is earned through a fully invested position in S&P futures contracts plus all income produced by the cash management. An investment in a futures contract is a non-cash transaction creating a contract to deliver or receive value based on market level changes. Therefore, assets of the enhanced index fund can be invested in a cash portfolio. It is this area which is targeted to generate excess returns.

    The Fund currently holds high grade enhanced cash position combined with full index participation via S&P 500 Stock futures. Our objective for this strategy is to consistently outperform the S&P 500 Stock Index while maintaining close tracking with the index.

    The account is currently positioned to deliver enhanced index results in the coming year. Enhanced index results in the future should deliver competitive investment returns while greatly reducing the risk of realizing below average performance.

    THE INFORMATION PROVIDED IN THIS MATERIAL SHOULD NOT BE CONSIDERED A RECOMMENDATION TO PURCHASE OR SELL ANY PARTICULAR SECURITY. IT SHOULD NOT BE ASSUMED THAT ANY SECURITY TRANSACTIONS, HOLDINGS, OR SECTOR DISCUSSED WERE OR WILL BE PROFITABLE, OR THAT THE INVESTMENT RECOMMENDATIONS OR DECISIONS WE MAKE IN THE FUTURE WILL BE PROFITABLE OR WILL EQUAL THE INVESTMENT PERFORMANCE DISCUSSED HEREIN. PLEASE NOTE THAT ALL INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR DIRECT INVESTMENT.

THE CLIFTON GROUP
INVESTMENT SUB-ADVISER TO THE CLIFTON ENHANCED U.S. EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE CLIFTON ENHANCED U.S. EQUITY FUND AND S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Clifton Enhanced U.S.
                    Equity Fund  S&P 500 Index**
1/4/96                  $10,000          $10,000
3/31/96                 $10,950          $10,900
6/30/96                 $11,050          $11,000
9/30/96                 $11,100          $11,100
12/31/96                $12,200          $12,175
3/31/97                 $12,600          $12,600
6/30/97                 $14,500          $14,600
9/30/97                 $16,025          $16,000
12/31/97                $16,200          $16,200
3/31/98                 $18,900          $18,900
6/30/98                 $19,100          $19,075
9/30/98                 $17,000          $17,200
12/31/98                $20,400          $21,000
3/31/99                 $21,200          $22,000
6/30/99                 $23,000          $23,600
9/30/99                 $22,950          $23,100
12/31/99                $25,634          $25,495
3/31/00                 $25,686          $26,079
6/30/00                 $24,940          $25,385
9/30/00                 $24,827          $25,139
12/31/00                $23,040          $23,173

  Average Annual Total Return
for the periods ended 12/31/00:
One Year:                        (9.96)%
Since 1/4/96*:                    18.19%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.

---------
*  Fund's inception date
** 1/1/96 to 12/31/00

                              S&P 500 STOCK INDEX

A capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            FOREIGN COMMON STOCKS--95.7%
            BRAZIL--6.0%
    88,800  Banco Bradesco SA--ADR..................  $   637,540
       200  Brasil Telecom Part SA--ADR.............       11,800
   157,000  Centrais Electricas Brasileiras
              SA--ADR...............................    1,451,245
     2,700  Centrais Electricas Brasileiras
              SA--ADR--Class B......................       24,930
       270  Centrais Geradoras do Sul do Brasil
              SA--ADR*..............................        1,968
    40,600  Companhia de Bebidas das
              Americas--ADR.........................    1,045,450
    51,000  Petroleo Brasileiro SA--ADR.............    1,197,327
       100  Tele Celular Sul Participacoes
              SA--ADR...............................        2,613
       333  Tele Centro Oeste Celular Participacoes
              SA--ADR...............................        3,226
        20  Tele Leste Celular Participacoes
              SA--ADR...............................          690
        50  Tele Nordeste Celular Participacoes
              SA--ADR...............................        2,069
        20  Tele Norte Celular Participacoes
              SA--ADR...............................          675
     1,117  Tele Norte Leste Participacoes
              SA--ADR...............................       25,482
    19,100  Telecomunicacoes Brasileiras SA--ADR....    1,391,913
        50  Telemig Celular Participacoes SA--ADR...        2,975
       400  Telesp Celular Partcipacoes SA--ADR.....       10,800
                                                      -----------
                                                        5,810,703
                                                      -----------
            CHINA--0.7%
 4,288,000  PetroChina Co., Ltd.....................      714,694
                                                      -----------
            DENMARK--1.9%
   100,950  Danske Bank.............................    1,816,676
                                                      -----------
            FRANCE--6.6%
    32,900  Alcatel.................................    1,869,630
     8,500  Eridania Beghin-Say SA..................      739,323
    58,300  Michelin (CGDE)--Class B................    2,111,044
    11,211  Total SA--Class B.......................    1,668,030
                                                      -----------
                                                        6,388,027
                                                      -----------
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            GERMANY--6.4%
    32,000  BASF AG.................................  $ 1,456,291
    63,630  Bayerische Motoren Werke (BMW) AG.......    2,076,926
    38,800  Deutsche Telekom AG--Registered.........    1,169,879
    24,100  VEBA AG.................................    1,466,886
                                                      -----------
                                                        6,169,982
                                                      -----------
            HONG KONG--1.7%
   221,500  Swire Pacific Ltd.--Class A.............    1,597,417
                                                      -----------
            IRELAND--2.8%
    37,316  Allied Irish Banks Plc..................      433,755
    43,484  Allied Irish Banks Plc (United
              Kingdom)..............................      504,430
   173,500  Bank of Ireland.........................    1,732,262
                                                      -----------
                                                        2,670,447
                                                      -----------
            ITALY--4.9%
   455,800  ENI SpA.................................    2,973,811
   159,100  Telecom Italia SpA......................    1,771,642
                                                      -----------
                                                        4,745,453
                                                      -----------
            JAPAN--14.6%
   156,000  Bank of Tokyo Mitsubishi, Ltd...........    1,551,200
    40,000  Daiichi Pharmaceutical Co., Ltd.........    1,189,383
   137,000  Daiwa House Industry Co., Ltd...........      850,671
   129,000  Hitachi, Ltd............................    1,148,472
       182  Japan Tobacco, Inc......................    1,410,223
   173,000  Komatsu, Ltd............................      764,047
    28,000  Matsushita Electric Industrial Co.......      668,503
   357,000  Mitsubishi Heavy Industries, Ltd........    1,554,821
   313,000  Nippon Mitsubishi Oil Corp..............    1,505,532
        80  Nippon Telegraph & Telephone Corp.......      575,801
    15,200  Nippon Telegraph & Telephone
              Corp.--ADR............................      542,450
    79,000  Sakura Bank, Ltd. (The).................      476,715
   162,000  Tokio Marine & Fire Insurance Co.,
              Ltd...................................    1,854,545
                                                      -----------
                                                       14,092,363
                                                      -----------
            MEXICO--2.1%
    44,600  Telefonos de Mexico SA--ADR.............    2,012,575
                                                      -----------

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            NETHERLANDS--3.6%
    17,000  Akzo Nobel NV...........................  $   913,376
    31,849  ING Groep NV............................    2,545,233
                                                      -----------
                                                        3,458,609
                                                      -----------
            NEW ZEALAND--1.4%
   631,900  Telecom Corp. of New Zealand, Ltd.......    1,344,952
                                                      -----------
            PORTUGAL--1.4%
   149,693  Portugal Telecom SA.....................    1,369,509
                                                      -----------
            SINGAPORE--2.6%
    83,736  DBS Group Holdings, Ltd.................      947,590
   248,621  Jardine Matheson Holdings, Ltd. (U.S.
              $)....................................    1,516,588
                                                      -----------
                                                        2,464,178
                                                      -----------
            SOUTH AFRICA--2.0%
    54,600  De Beers--Centenary.....................    1,443,108
    66,000  South African Breweries Plc.............      462,362
                                                      -----------
                                                        1,905,470
                                                      -----------
            SOUTH KOREA--2.2%
    71,600  Korea Electric Power Corp...............      733,900
    85,900  Pohang Iron & Steel Co., Ltd.--ADR......    1,336,819
                                                      -----------
                                                        2,070,719
                                                      -----------
            SPAIN--2.7%
    55,833  Banco Bilbao Vizcaya Argentaria SA......      831,236
    97,600  Telefonica SA*..........................    1,613,492
       432  Telefonica SA--ADR*.....................       21,600
     6,600  Union Electrica Fenosa SA...............      121,198
                                                      -----------
                                                        2,587,526
                                                      -----------
            SWITZERLAND--3.3%
     7,470  Swisscom AG.............................    1,942,265
     2,126  Zurich Financial Services...............    1,281,292
                                                      -----------
                                                        3,223,557
                                                      -----------
            UNITED KINGDOM--28.3%
    32,000  Allied Domecq Plc.......................      211,495
                                                         VALUE
  SHARES                                               (NOTE 1)
----------                                            -----------
            UNITED KINGDOM (CONTINUED)
    64,000  BOC Group Plc...........................  $   973,261
   323,600  British Aerospace Plc*..................    1,848,418
   246,500  British American Tobacco Plc............    1,878,895
   275,800  British Energy Plc......................    1,064,002
   192,600  British Telecommunications Plc..........    1,647,330
   193,249  Cadbury Schweppes Plc...................    1,337,909
   842,300  Corus Group Plc*........................      887,941
   227,328  Diageo Plc..............................    2,549,427
    11,100  HSBC Holdings Plc.......................      163,489
   110,800  HSBC Holdings Plc (Hong Kong
              registered)...........................    1,640,755
   228,600  Imperial Chemical Industries Plc........    1,886,877
   209,600  Innogy Holdings Plc.....................      604,891
   724,576  Invensys Plc............................    1,695,613
   631,900  Marks & Spencer Plc.....................    1,757,477
   209,600  National Power Plc*.....................      786,671
    51,500  Reckitt & Colman Plc....................      710,013
    97,700  Royal & Sun Alliance Insurance Group
              Plc...................................      837,100
   303,900  Safeway Plc.............................    1,358,721
   393,000  Unilever Plc............................    3,367,251
                                                      -----------
                                                       27,207,536
                                                      -----------
            VENEZUELA--0.5%
    25,700  Cia Anonima Telefonos de
              Venezuela--ADR........................      486,694
                                                      -----------
            TOTAL INVESTMENTS AT MARKET VALUE--95.7%
              (Cost $84,504,305)....................   92,137,087
            OTHER ASSETS IN EXCESS OF
              LIABILITIES--4.3%.....................    4,154,776
                                                      -----------
            NET ASSETS--100.0%......................  $96,291,863
                                                      ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

   At December 31, 2000, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE
                                                      OF NET
                 INDUSTRY SECTOR                      ASSETS
                 ---------------                    ----------
Beverages, Food & Tobacco.........................      12.7%
Telephone Systems.................................      12.3%
Banking...........................................      11.1%
Oil & Gas.........................................       8.4%
Electric Utilities................................       6.5%
Communications....................................       6.3%
Insurance.........................................       5.4%
Chemicals.........................................       5.4%
Automotive........................................       4.3%
Retailers.........................................       3.2%
Industrial--Diversified...........................       3.2%
Heavy Machinery...................................       2.4%
Metals............................................       2.3%
Aerospace & Defense...............................       1.9%
Electronics.......................................       1.9%
Industrial Technology.............................       1.8%
Household Products................................       1.5%
Mining............................................       1.5%
Financial Services................................       1.3%
Pharmaceuticals...................................       1.2%
Commercial Services...............................       0.9%
                                                     -------
                                                        95.7%
                                                     =======

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         COMMON STOCKS--98.6%
         ADVERTISING--1.0%
  1,670  Interpublic Group Cos., Inc.............  $    71,014
  6,420  TMP Worldwide, Inc......................      353,100
                                                   -----------
                                                       424,114
                                                   -----------
         AIRLINES--1.2%
  8,090  AMR Corp................................      317,027
  5,980  Northwest Airlines Corp.--Class A.......      177,308
                                                   -----------
                                                       494,335
                                                   -----------
         BANKING--3.5%
 12,020  Mellon Financial Corp...................      591,234
  4,710  SouthTrust Corp.........................      191,638
  3,960  State Street Corp.......................      491,872
  3,960  Washington Mutual, Inc..................      210,128
                                                   -----------
                                                     1,484,872
                                                   -----------
         BEVERAGES, FOOD & TOBACCO--3.6%
  9,480  Anheuser-Busch Co., Inc.................      431,340
  4,650  General Mills, Inc......................      207,216
  9,970  Pepsico, Inc............................      494,138
  2,100  Quaker Oats Co..........................      204,487
  7,210  SYSCO Corp..............................      216,300
                                                   -----------
                                                     1,553,481
                                                   -----------
         CHEMICALS--0.4%
  5,090  Dow Chemical Co.........................      186,421
                                                   -----------
         COMMUNICATIONS--7.7%
  3,810  CIENA Corp..............................      310,039
 15,070  JDS Uniphase Corp.*.....................      628,231
 17,060  McLeodUSA, Inc.--Class A*...............      240,972
 18,240  Nokia Oyj--ADR..........................      793,440
 23,190  Nortel Networks Corp....................      743,529
  5,680  Polycom, Inc............................      182,825
  4,660  QUALCOMM, Inc...........................      382,994
                                                   -----------
                                                     3,282,030
                                                   -----------
         COMPUTER SOFTWARE & PROCESSING--9.0%
 22,060  America Online, Inc.*...................      767,688
  9,370  Automatic Data Processing, Inc..........      593,238
  6,350  BEA Systems, Inc........................      427,434
  4,210  Brocade Communications Systems, Inc.....      386,531
  7,000  Electronic Data Systems Corp............      404,250
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         COMPUTER SOFTWARE &
         PROCESSING (CONTINUED)
  5,250  I2 Technologies, Inc....................  $   285,469
  2,760  Juniper Networks, Inc.*.................      347,933
  4,960  Siebel Systems, Inc.*...................      336,040
  3,510  VERITAS Software Corp.*.................      307,125
                                                   -----------
                                                     3,855,708
                                                   -----------
         COMPUTERS & INFORMATION--6.6%
 27,740  Cisco Systems, Inc.*....................    1,061,055
  4,330  Comverse Technology, Inc.*..............      470,346
  9,070  EMC Corp.*..............................      603,155
 23,760  Sun Microsystems, Inc.*.................      662,310
                                                   -----------
                                                     2,796,866
                                                   -----------
         CONGLOMERATES--0.9%
  7,250  Tyco International, Ltd.................      402,375
                                                   -----------
         CONTAINERS & PACKAGING--0.7%
  5,470  Avery-Dennison Corp.....................      300,166
                                                   -----------
         COSMETICS & PERSONAL CARE--1.2%
  7,950  Colgate-Palmolive Co....................      513,172
                                                   -----------
         ELECTRIC UTILITIES--1.8%
  7,010  AES Corp.*..............................      388,179
  2,180  Duke Energy Corp........................      185,845
  2,670  Exelon Corp.............................      187,461
                                                   -----------
                                                       761,485
                                                   -----------
         ELECTRICAL EQUIPMENT--0.9%
  4,850  Emerson Electric Co.....................      382,241
                                                   -----------
         ELECTRONICS--3.2%
  6,000  Applied Micro Circuits Corp.*...........      450,281
  9,110  Celestica, Inc..........................      494,217
  8,000  Raytheon Co.--Class B...................      248,500
  3,350  Vitesse Semiconductor Corp..............      185,297
                                                   -----------
                                                     1,378,295
                                                   -----------
         FINANCIAL SERVICES--8.2%
  6,850  American Express Co.....................      376,322
 15,836  Citigroup, Inc..........................      808,626
  5,560  Federal Home Loan Mortgage Corp.........      382,945
  6,920  Federal National Mortgage Association...      600,310

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         FINANCIAL SERVICES (CONTINUED)
 10,160  Merrill Lynch & Co......................  $   692,785
  7,800  Morgan Stanley, Dean Witter & Co........      618,150
                                                   -----------
                                                     3,479,138
                                                   -----------
         FOREST PRODUCTS & PAPER--0.6%
  6,010  International Paper Co..................      245,283
                                                   -----------
         HEALTH CARE PROVIDERS--1.3%
 12,100  HCA--The Healthcare Corp................      532,521
                                                   -----------
         HEAVY MACHINERY--1.1%
  6,150  United Technologies Corp................      483,544
                                                   -----------
         HOME CONSTRUCTION, FURNISHING &
         APPLIANCES--4.7%
 41,930  General Electric Co.....................    2,010,019
                                                   -----------
         HOUSEHOLD PRODUCTS--2.5%
  8,250  Corning, Inc............................      435,703
  7,990  Procter & Gamble Co.....................      626,716
                                                   -----------
                                                     1,062,419
                                                   -----------
         INSURANCE--3.7%
 11,460  Allstate Corp...........................      499,226
  7,900  American International Group............      778,644
  4,450  Hartford Financial Services Group,
           Inc...................................      314,281
                                                   -----------
                                                     1,592,151
                                                   -----------
         MEDIA--BROADCASTING & PUBLISHING--3.0%
 15,050  Charter Communications, Inc.--Class A...      341,447
  8,830  Clear Channel Communications, Inc.*.....      427,703
  7,040  Comcast Corp.--Class A*.................      293,920
  5,060  Cox Communications, Inc.--Class A.......      235,606
                                                   -----------
                                                     1,298,676
                                                   -----------
         MEDICAL SUPPLIES--1.2%
  5,800  Baxter International, Inc...............      512,213
                                                   -----------
         OIL & GAS--7.7%
 11,560  Apache Corp.............................      809,922
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         OIL & GAS (CONTINUED)
  4,210  BJ Services Co..........................  $   289,964
  9,990  El Paso Energy Corp.....................      715,534
  5,300  Enron Corp..............................      440,562
  5,826  Exxon Mobil Corp........................      506,498
  2,700  Nabors Industries, Inc..................      159,705
  9,330  Unocal Corp.............................      360,954
                                                   -----------
                                                     3,283,139
                                                   -----------
         PHARMACEUTICALS--11.4%
 15,280  Abbott Laboratories.....................      741,005
 11,720  American Home Products Corp.............      744,806
  8,130  Amgen, Inc.*............................      519,812
  6,010  Johnson & Johnson.......................      631,426
  6,840  King Pharmaceuticals, Inc...............      353,542
  8,540  Merck & Co, Inc.........................      799,558
 23,380  Pfizer, Inc.............................    1,075,480
                                                   -----------
                                                     4,865,629
                                                   -----------
         RETAILERS--7.4%
 13,760  Kohl's Corp.*...........................      839,360
 15,310  Kroger Co...............................      414,327
 10,260  RadioShack Corp.........................      439,256
  3,270  Safeway, Inc.*..........................      204,375
  9,740  Starbucks Corp..........................      430,995
 15,510  Wal-Mart Stores, Inc....................      823,969
                                                   -----------
                                                     3,152,282
                                                   -----------
         TELEPHONE SYSTEMS--4.1%
 20,730  AT&T Wireless Group.....................      358,888
  7,720  BellSouth Corp..........................      316,038
 20,250  Metromedia Fiber Network,
           Inc.--Class A*........................      205,031
 13,120  Nextel Communications,
           Inc.--Class A*........................      324,720
 10,840  Verizon Communications, Inc.............      543,355
                                                   -----------
                                                     1,748,032
                                                   -----------
         TOTAL COMMON STOCKS
           (Cost $43,011,332)....................   42,080,607
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                   EXPIRATION        VALUE
  SHARES                                              DATE          (NOTE 1)
----------                                       --------------  --------------
            WARRANTS--0.0%
    15      Per-Se Technologies, Inc.*.........    07/08/2003     $         1
                                                                  -----------
            TOTAL INVESTMENTS AT MARKET
              VALUE--98.6%
              (Cost $43,011,332)...............                    42,080,608
            OTHER ASSETS IN EXCESS OF
              LIABILITIES--1.4%................                       605,467
                                                                  -----------
            NET ASSETS--100.0%.................                   $42,686,075
                                                                  ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR--American Depositary Receipt
*    Non-Income Producing Security
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                       VALUE
 SHARES                                              (NOTE 1)
--------                                            -----------
          COMMON STOCKS--86.9%
          AEROSPACE & DEFENSE--0.6%
  20,300  BE Aerospace, Inc.*.....................  $   324,800
  23,300  Orbital Sciences Corp.*.................       96,112
                                                    -----------
                                                        420,912
                                                    -----------
          BUILDING MATERIALS--0.5%
  26,500  Ingram Micro, Inc.*.....................      298,125
   9,500  U.S. Aggregates, Inc....................       73,031
                                                    -----------
                                                        371,156
                                                    -----------
          CHEMICALS--2.5%
  16,700  B.F. Goodrich Co........................      607,462
  45,030  Hexcel Corp.*...........................      402,456
  46,700  IMC Global, Inc.........................      726,769
                                                    -----------
                                                      1,736,687
                                                    -----------
          COMMERCIAL SERVICES--9.2%
  32,900  Bright Horizons Family Solutions,
            Inc.*.................................      859,512
  20,500  Fluor Corp..............................      677,781
  12,800  Gene Logic, Inc.........................      235,200
  10,300  Jacobs Engineering Group................      475,731
  71,700  Lo-Jack Corp.*..........................      542,231
  20,500  Massey Energy Co........................      261,375
  16,100  Omnicare, Inc...........................      348,162
  37,100  Profit Recovery Group International,
            Inc...................................      236,512
  54,500  Republic Services, Inc.--Class A*.......      936,719
  23,500  Ritchie Bros. Auctioneers*..............      487,625
 159,400  SITEL Corp.*............................      458,275
  17,800  Spherion Corp...........................      201,362
   9,500  Tetra Tech, Inc.*.......................      302,812
  20,500  UnitedGlobalCom, Inc.--Class A..........      279,312
                                                    -----------
                                                      6,302,609
                                                    -----------
          COMMERCIAL SPORTS--0.9%
  24,900  Speedway Motorsports, Inc.*.............      597,600
                                                    -----------
          COMMUNICATIONS--2.1%
   8,400  American Tower Corp.--Class A...........      318,150
  11,300  DMC Stratex Networks, Inc...............      169,500
  28,100  Glenayre Technologies, Inc.*............       99,230
  47,900  Intervoice, Inc.*.......................      347,275
   5,700  PanAmSat Corp...........................      197,719
                                                       VALUE
 SHARES                                              (NOTE 1)
--------                                            -----------
          COMMUNICATIONS (CONTINUED)
  68,200  P-Com, Inc.*............................  $   208,862
  20,500  Westell Technologies, Inc...............       62,781
                                                    -----------
                                                      1,403,517
                                                    -----------
          COMPUTER SOFTWARE & PROCESSING--9.6%
  53,900  3DO Co. (The)*..........................      141,487
  13,400  Acxiom Corp.*...........................      521,763
  46,500  Ansoft Corp.*...........................      313,875
  27,100  Attunity, Ltd...........................      119,411
  14,500  BMC Software, Inc.......................      203,000
  10,200  Brooktrout, Inc.*.......................       96,582
   9,600  Cognex Corp.............................      212,400
  12,800  Documentum, Inc.*.......................      636,000
  42,400  Entrust Technologies, Inc...............      551,200
  11,900  Hyperion Solutions Corp.*...............      183,706
  75,200  Information Resources, Inc.*............      249,100
  73,400  Informix Corp.*.........................      217,910
  10,200  Inforte Corp............................      140,250
  27,600  Legato Systems, Inc.....................      205,275
  25,300  MarketWatch.com, Inc....................       75,900
  23,700  NOVA Corp.*.............................      472,519
  63,200  Parametric Technology Co.*..............      849,250
  16,800  Progress Software Corp.*................      242,550
  24,500  Project Software & Development, Inc.*...      262,993
   4,900  Sandisk Corp.*..........................      135,975
  15,700  Sybase, Inc.*...........................      311,056
   9,000  Synopsys, Inc...........................      426,938
                                                    -----------
                                                      6,569,140
                                                    -----------
          COMPUTERS & INFORMATION--1.5%
  23,500  Cirrus Logic, Inc.*.....................      440,625
  48,400  Indigo NV*..............................      175,450
  11,100  InFocus Corp.*..........................      163,725
  66,100  Iomega Corp.............................      222,757
                                                    -----------
                                                      1,002,557
                                                    -----------
          CONTAINERS & PACKAGING--0.8%
  22,700  Crown Cork & Seal, Inc..................      168,831
  30,800  Pactiv Corp.............................      381,150
                                                    -----------
                                                        549,981
                                                    -----------
          ELECTRICAL EQUIPMENT--2.4%
  25,800  Artesyn Technologies, Inc.*.............      409,575

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                       VALUE
 SHARES                                              (NOTE 1)
--------                                            -----------
          ELECTRICAL EQUIPMENT (CONTINUED)
  19,500  SBS Technologies, Inc.*.................  $   583,781
  68,900  UCAR International, Inc.*...............      671,775
                                                    -----------
                                                      1,665,131
                                                    -----------
          ELECTRONICS--11.4%
  11,900  American Superconductor Corp.*..........      339,894
  18,700  Analog Devices, Inc.*...................      957,206
  48,600  Atmel Corp.*............................      564,975
  22,200  Benchmark Electronics, Inc.*............      500,888
  10,700  Exar Corp.*.............................      331,533
  15,400  Garmin, Ltd.............................      304,150
  13,400  Harman International Industries, Inc....      489,100
  14,400  Harris Corp.............................      441,000
  17,200  Kopin Corp..............................      190,275
  24,880  Lattice Semiconductor Corp.*............      457,170
  15,260  LSI Logic Corp.*........................      260,793
  10,500  Mercury Computer Systems, Inc...........      487,594
  24,100  Power Integrations, Inc.................      277,150
  10,700  Semtech Corp............................      236,069
  25,800  Sensormatic Electronics Corp............      517,613
  14,500  SIPEX Corp.*............................      347,094
  44,960  Trimble Navigation, Ltd.*...............    1,079,040
                                                    -----------
                                                      7,781,544
                                                    -----------
          ENTERTAINMENT & LEISURE--3.5%
  31,000  Callaway Golf Co........................      577,375
  70,700  Hasbro, Inc.............................      751,188
  19,412  Mattel, Inc.............................      280,309
  45,000  Six Flags, Inc..........................      773,438
                                                    -----------
                                                      2,382,310
                                                    -----------
          FINANCIAL SERVICES--2.9%
  36,000  Ameritrade Holding Corp.................      252,000
  73,800  E*TRADE Group, Inc.*....................      544,275
  17,200  Investment Technology Group, Inc.*......      718,100
  13,000  Knight Trading Group, Inc.*.............      181,188
   8,400  Waddell & Reed Financial, Inc.--Class
            A.....................................      316,050
                                                    -----------
                                                      2,011,613
                                                    -----------
                                                       VALUE
 SHARES                                              (NOTE 1)
--------                                            -----------
          FOREST PRODUCTS & PAPER--1.8%
  51,800  Packaging Corp. of America*.............  $   835,275
  26,000  Smurfit-Stone Container Corp.*..........      388,375
                                                    -----------
                                                      1,223,650
                                                    -----------
          HEALTH CARE PROVIDERS--1.7%
   6,900  Express Scripts, Inc.--Class A*.........      705,525
  16,800  Sunrise Assisted Living, Inc............      420,000
                                                    -----------
                                                      1,125,525
                                                    -----------
          HEAVY CONSTRUCTION--1.1%
  40,400  Chicago Bridge & Iron Co. NV............      724,675
                                                    -----------
          HEAVY MACHINERY--4.3%
  44,693  Albany International Corp.--Class A*....      600,562
  13,800  Flowserve Corp..........................      294,975
  20,130  Insituform Technologies, Inc.*..........      802,684
  17,000  Kaydon Corp.............................      422,875
  23,800  Lam Research Corp.*.....................      345,100
  14,700  York International Corp.................      451,106
                                                    -----------
                                                      2,917,302
                                                    -----------
          HOME CONSTRUCTION, FURNISHINGS &
          APPLIANCES--0.3%
  18,400  Clayton Homes, Inc......................      211,600
                                                    -----------
          INDUSTRIAL--DIVERSIFIED--0.3%
  23,700  Identix, Inc.*..........................      186,045
                                                    -----------
          INSURANCE--1.7%
  28,400  HCC Insurance Holdings, Inc.............      765,025
   4,400  XL Capital, Ltd.--Class A...............      384,450
                                                    -----------
                                                      1,149,475
                                                    -----------
          MEDIA--BROADCASTING & PUBLISHING--1.7%
  11,472  Adelphia Communications Corp.--Class
            A*....................................      592,242
  17,200  Charter Communications, Inc.--Class A...      390,225
   5,500  Meredith Corp...........................      177,031
                                                    -----------
                                                      1,159,498
                                                    -----------
          MEDICAL SUPPLIES--2.9%
  48,900  Endocardial Solutions, Inc.*............      149,756
  17,000  Haemonetics Corp.*......................      524,875

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                       VALUE
 SHARES                                              (NOTE 1)
--------                                            -----------
          MEDICAL SUPPLIES (CONTINUED)
  41,500  STERIS Corp.*...........................  $   669,188
  16,500  Visible Genetics, Inc.*.................      622,875
                                                    -----------
                                                      1,966,694
                                                    -----------
          METALS--5.7%
  53,080  AK Steel Holding Corp...................      464,450
  46,850  Allegheny Technologies, Inc.............      743,744
  11,700  Carpenter Technology....................      409,500
  33,300  Northwest Pipe Co.*.....................      235,181
  48,600  Precision Castparts Corp................    2,044,238
                                                    -----------
                                                      3,897,113
                                                    -----------
          OIL & GAS--9.7%
  17,200  Anadarko Petroleum Corp.................    1,222,576
  19,300  Arena Pharmaceuticals, Inc..............      299,150
  34,900  Chiles Offshore, Inc....................      872,500
  74,600  Friede Goldman Halter, Inc.*............      265,763
  11,900  National-Oilwell, Inc...................      460,381
  11,480  Noble Drilling Corp.*...................      498,663
  49,400  Ocean Energy, Inc.*.....................      858,325
  12,300  Swift Energy Co.*.......................      462,788
  19,100  Talisman Energy, Inc....................      707,894
  12,000  Transocean Sedco Forex, Inc.............      552,000
  18,400  Varco International, Inc................      400,200
                                                    -----------
                                                      6,600,240
                                                    -----------
          PHARMACEUTICALS--1.2%
  23,500  Guilford Pharmaceuticals, Inc.*.........      423,000
  14,400  Mylan Laboratories, Inc.................      362,700
                                                    -----------
                                                        785,700
                                                    -----------
          REAL ESTATE--0.1%
   3,800  Jones Lang LaSalle, Inc.*...............       52,725
                                                    -----------
                                                       VALUE
 SHARES                                              (NOTE 1)
--------                                            -----------
          RESTAURANTS--0.5%
 128,600  CKE Restaurants, Inc....................  $   353,650
                                                    -----------
          RETAILERS--1.3%
  12,800  99 Cents Only Stores....................      350,400
  31,200  Claire's Stores, Inc....................      559,650
                                                    -----------
                                                        910,050
                                                    -----------
          TELEPHONE SYSTEMS--0.5%
  30,400  WinStar Communications, Inc.*...........      355,300
                                                    -----------
          TEXTILES, CLOTHING & FABRICS--2.1%
  26,800  Delta & Pine Land Co....................      561,125
  84,700  Unifi, Inc.*............................      757,006
  15,500  WestPoint Stevens, Inc..................      116,095
                                                    -----------
                                                      1,434,226
                                                    -----------
          TRANSPORTATION--2.1%
  18,600  Kirby Corp.*............................      390,600
  10,400  Swift Transportation Co., Inc...........      206,050
  70,680  Wabtec Corp.............................      830,490
                                                    -----------
                                                      1,427,140
                                                    -----------
          TOTAL INVESTMENTS AT MARKET VALUE--86.9%
            (Cost $60,411,374)....................   59,275,365
          OTHER ASSETS IN EXCESS OF
            LIABILITIES--13.1%....................    8,933,817
                                                    -----------
          NET ASSETS--100.0%......................  $68,209,182
                                                    ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-Income Producing Security
Percentages indicated are based on net assets.

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

   PAR                                                             VALUE
  AMOUNT                                    COUPON   MATURITY    (NOTE 1)
----------                                  ------  ----------  -----------
            DOMESTIC BONDS & DEBT
            SECURITIES--82.2%
            ASSET BACKED SECURITIES--41.4%
$  366,125  Amresco Residential Securities
              Mortgage Loan Trust, Ser.
              1998-2, Class A2............  6.245%  04/25/2022  $   364,329
   480,255  BankBoston RV Asset Backed
              Trust Ser. 1997-1,
              Class A6....................  6.440%  01/15/2007      479,354
   600,000  Brazos Student Loan Finance
              Corp., Ser. 1994-A,
              Class B1 (FR)...............  7.880%  06/01/2019      600,000
 1,000,000  Centex Home Equity, Ser.
              1998-3, Class A2............  5.930%  09/25/2019      995,000
   433,056  Chase Manhattan Auto Owner
              Trust, Ser. 1996-C,
              Class A4....................  6.150%  03/15/2002      433,309
   669,742  Chevy Chase Auto Receivables
              Trust, Ser. 1998-1,
              Class A.....................  5.970%  10/20/2004      670,040
   199,816  CIT RV Trust, Ser. 1999-A,
              Class A1....................  5.330%  12/15/2005      199,735
   716,531  Compass Auto Receivable Trust,
              Ser. 1998-A, Class A3.......  5.900%  05/15/2004      714,177
   562,849  Copelco Capital Funding Corp.,
              Ser. 1999-A, Class A3.......  5.665%  03/15/2002      562,261
   809,000  Ford Credit Auto Owner Trust,
              Ser. 1999-B, Class A4.......  5.800%  06/15/2002      808,616
   397,833  Green Tree Home Improvement
              Loan Trust, Ser. 1996-C,
              Class HIA3..................  7.350%  07/15/2021      399,720
   509,589  Honda Auto Receivables Owner
              Trust, Ser. 1999-1,
              Class A3....................  5.300%  09/15/2002      508,287
   803,300  Ikon Receivables LLC, Ser.
              1999-1, Class A3............  5.990%  05/15/2005      808,204
   533,400  Life Financial Service Trust,
              Ser. 1998-1, Class A2.......  6.220%  10/25/2013      531,309
   312,283  MMCA Automobile Trust, Ser.
              1998-1, Class A3............  5.860%  08/16/2004      312,206
   539,572  Newcourt Receivables Assets
              Trust, Ser. 1997-1,
              Class A4....................  6.193%  05/20/2005      539,904
   512,612  Nissan Auto Receivable Grantor
              Trust, Ser. 1998-A,
              Class A.....................  5.450%  04/15/2004      511,113
   615,540  Premier Auto Trust, Ser.
              1998-1, Class A4............  5.700%  10/06/2002      614,817
   500,000  Student Loan Marketing
              Association, Ser. 1996-2,
              Class A2 (FR)...............  6.948%  07/25/2009      496,719
   155,608  Union Acceptance Corp., Ser.
              1996-C, Class A2............  6.510%  11/08/2002      155,520
   700,000  World Financial Network Credit
              Card Master Trust, Ser.
              1996-A, Class A.............  6.700%  02/15/2004      701,501
                                                                -----------
                                                                 11,406,121
                                                                -----------
            CORPORATE DEBT--10.8%
 1,000,000  Bear Stearns Cos., Inc.
              (FR)........................  7.059%  05/16/2003      998,991
   245,000  CIT Group, Inc. (FR)..........  6.830%  05/31/2002      244,302
   250,000  General Motors Acceptance
              Corp. (FR)..................  6.500%  04/29/2002      250,186
 1,000,000  Household Finance Corp.
              (FR)........................  7.078%  06/17/2005      995,734
   500,000  Toronto-Dominion Bank--NY
              (FR)........................  6.751%  08/04/2003      497,064
                                                                -----------
                                                                  2,986,277
                                                                -----------
            MORTGAGE BACKED SECURITIES--11.5%
   750,000  Chase Funding Mortgage Loan
              Asset-Backed Certificates,
              Ser. 1998-1, Class IA2......  6.080%  05/25/2013      746,760
   500,000  Federal National Mortgage
              Association, Ser. 1993-155,
              Class FC (FR)...............  5.140%  04/25/2022      471,804
   364,805  Federal National Mortgage
              Association, Ser. G92-5,
              Class FA (FR)...............  5.515%  01/25/2022      347,146
   293,968  Morgan Stanley Capital Inc.,
              Ser. 1996-1, Class A1.......  7.250%  01/25/2027      292,861
   338,176  Prudential Home Mortgage
              Securities, Ser. 1994-1,
              Class A3....................  6.000%  02/25/2009      335,865
 1,006,085  Sears Mortgage Securities,
              Ser. 1993-7, Class F3
              (FR)........................  6.709%  04/25/2008      974,331
                                                                -----------
                                                                  3,168,767
                                                                -----------
            U.S. GOVERNMENT AND AGENCY
            OBLIGATIONS--1.9%
   517,636  Federal National Mortgage
              Association (FR)............  6.582%  03/01/2018      516,989
                                                                -----------

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

   PAR                                                          VALUE
  AMOUNT                                          MATURITY    (NOTE 1)
----------                                       ----------  -----------
            EQUITY LINKED SECURITIES--16.6%
$   18,300  Bear Stearns, S&P 500 Index Equity
              Linked Notes.....................  05/20/2003  $   109,800
    11,300  Lehman Brothers Holdings, Inc.,
              Cisco Systems, Inc. (YEELDS).....  02/26/2001    1,103,162
    67,300  Merrill Lynch, Nikkei 225 Index
              (MITTS)..........................  06/14/2002      609,906
    43,400  Merrill Lynch, Nikkei 225 Index
              (MITTS)..........................  09/20/2002      387,887
    15,000  Merrill Lynch, U.S. Domestic Master
              Index Equity Linked Notes........  12/19/2002      298,125
    36,250  Morgan Stanley, Cisco Systems, Inc.
              (PERQS)..........................  08/01/2001      185,781
   102,700  Morgan Stanley, Sun Microsystems
              (PERQS)..........................  05/30/2001      654,713
    15,000  Salomon Smith Barney, Nikkei 225
              Index Equity Linked Notes........  08/20/2002      134,063
    13,100  Smith Barney, S&P 500 Index Equity
              Linked Notes.....................  08/13/2001      397,913
     2,200  Smith Barney, S&P 500 Index Equity
              Linked Notes.....................  03/11/2002       53,900
    32,000  Smith Barney, S&P 500 Index Equity
              Linked Notes.....................  01/01/2003      640,000
                                                             -----------
                                                               4,575,250
                                                             -----------
            TOTAL DOMESTIC BONDS & DEBT SECURITIES
              (Cost $22,813,996)...........................   22,653,404
                                                             -----------

  SHARES
----------
            COMMON STOCKS--2.7%
    51,300  Mattel, Inc....................................      740,772
                                                             -----------
            TOTAL COMMON STOCKS (Cost $666,527)............      740,772
                                                             -----------

                                STRIKE  EXPIRATION
                                PRICE      DATE     CONTRACTS
                                ------  ----------  ---------
PURCHASED PUT OPTIONS--5.0%
Cisco Systems, Inc............  $17.50  02/19/2001      530           23,187
Cisco Systems, Inc............   85.00  08/20/2001       35          150,719
Cisco Systems, Inc............   22.50  01/19/2002      150           35,625
Lehman Brothers Holdings,        15.00
  Inc.........................          02/26/2001      750            4,688
Lehman Brothers Holdings,        22.50
  Inc.........................          01/19/2002      120           51,000
Mattel, Inc...................   15.00  04/21/2001      175           34,125
Mattel, Inc...................   20.00  08/22/2001      465          267,375
Sun Microsystems, Inc.........   60.00  01/19/2002      205          820,000
                                                               -------------
TOTAL PURCHASED PUT OPTIONS (Cost $820,205)..................      1,386,719
                                                               -------------

   PAR
 AMOUNT                                      COUPON      MATURITY
---------                                  ----------  ------------
           SHORT-TERM INVESTMENTS--1.1%
$  10,000  U.S. Treasury Bill(a).........     5.764%+   02/22/2001         9,917
   25,000  U.S. Treasury Bill(a).........     6.030%+   02/22/2001        24,783
  255,000  U.S. Treasury Bill(a).........     6.184%+   02/22/2001       252,731
                                                                     -----------
           TOTAL SHORT-TERM INVESTMENTS (Cost $287,431)............      287,431
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

CLIFTON ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2000

                                                                        VALUE
                                                                      (NOTE 1)
                                                                     -----------
           TOTAL INVESTMENTS AT MARKET VALUE--91.0%
             (Cost $24,588,159)....................................  $25,068,326
           OTHER ASSETS IN EXCESS OF LIABILITIES--9.0%.............    2,489,745
                                                                     -----------
           NET ASSETS--100.00%.....................................  $27,558,071
                                                                     ===========

NOTES TO THE PORTFOLIO OF INVESTMENTS:

FR--Floating Rate Securities
MITTS--Market Index Target-Term Securities
PERQS--Performance Equity-Linked Quarterly-Pay Securities
YEELDS--Yield Enhanced, Equity-Linked Debt Securities
(a)  Held as collateral for open futures contracts (Note 7).
+    Rate noted is yield to maturity.
Percentages indicated are based on net assets

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                   BRANDES                  FRONTIER CAPITAL  CLIFTON ENHANCED
                                INTERNATIONAL  TURNER CORE    APPRECIATION      U.S. EQUITY
                                 EQUITY FUND   GROWTH FUND        FUND              FUND
                                -------------  -----------  ----------------  ----------------
ASSETS:
  Investments, at value (Note
    1)*--see accompanying
    Portfolio of
    Investments...............   $92,137,087   $42,080,608    $59,275,365       $25,068,326
  Cash........................     3,955,665      384,558       8,874,899         2,710,566
  Cash denominated in foreign
    currencies**..............        25,857           --              --                --
  Receivable from:
    Securities sold...........            --    1,714,041          46,026           115,854
    Capital stock
      subscriptions...........       126,245       36,115         194,199                --
    Dividends and interest....       249,859       37,705          45,737            86,330
    Investment Adviser, net
      (Note 2)................            --           --              --             4,670
  Deferred organization
    expense...................           176          176             176               176
                                 -----------   -----------    -----------       -----------
        Total assets..........    96,494,889   44,253,203      68,436,402        27,985,922
                                 -----------   -----------    -----------       -----------
LIABILITIES:
  Payable for:
    Securities purchased......            --    1,487,232          36,946                --
    Capital stock
      redemptions.............            95           39             800                --
    Investment Adviser, net
      (Note 2)................       151,419       32,856         141,866                --
    Payable for daily
      variation margin on open
      financial futures
      contracts (Note 6)......            --           --              --           351,225
    Options written, at value
      (Note 6)***.............            --           --              --            25,450
    Accrued expenses and other
      liabilities.............        51,512       47,001          47,608            51,176
                                 -----------   -----------    -----------       -----------
        Total liabilities.....       203,026    1,567,128         227,220           427,851
                                 -----------   -----------    -----------       -----------
NET ASSETS....................   $96,291,863   $42,686,075    $68,209,182       $27,558,071
                                 ===========   ===========    ===========       ===========
NET ASSETS CONSIST OF:
  Paid-in capital.............   $88,403,295   $46,197,403    $69,910,954       $29,242,703
  Undistributed net investment
    income....................        31,386       10,279           1,740            29,720
  Accumulated net realized
    gain (loss) on
    investments, foreign
    currency transactions, and
    option and futures
    contracts.................       219,468   (2,590,883)       (567,503)       (1,380,804)
  Net unrealized appreciation
    (depreciation) on
    investments, option and
    futures contracts, and net
    other assets..............     7,637,714     (930,724)     (1,136,009)         (333,548)
                                 -----------   -----------    -----------       -----------
NET ASSETS....................   $96,291,863   $42,686,075    $68,209,182       $27,558,071
                                 ===========   ===========    ===========       ===========
SHARES OUTSTANDING............     6,440,274    2,430,213       3,954,315         1,688,355
                                 ===========   ===========    ===========       ===========
Net asset value, offering
  price and redemption price
  per share...................   $     14.95   $    17.56     $     17.25       $     16.32
                                 ===========   ===========    ===========       ===========

*   Cost of investments.......   $84,504,305   $43,011,332    $60,411,374       $24,588,159
**  Cost of cash denominated
   in foreign currencies......   $    20,925   $       --     $        --       $        --
*** Premiums received.........   $        --   $       --     $        --       $    24,410

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                   BRANDES                  FRONTIER CAPITAL  CLIFTON ENHANCED
                                INTERNATIONAL  TURNER CORE    APPRECIATION      U.S. EQUITY
                                 EQUITY FUND   GROWTH FUND        FUND              FUND
                                -------------  -----------  ----------------  ----------------
INVESTMENT INCOME:
  Interest....................   $   142,659   $   93,587     $    278,097      $   878,949
  Dividends*..................     1,678,590      250,923          298,010          158,113
                                 -----------   -----------    ------------      -----------
        Total investment
          income..............     1,821,249      344,510          576,107        1,037,062
                                 -----------   -----------    ------------      -----------
EXPENSES:
  Investment Advisory fee
    (Note 2)..................       550,541      207,315          565,841          112,448
  Custody and administration
    fees......................       177,361      134,181          128,791          128,602
  Professional fees...........        28,016       25,136           25,969           23,676
  Shareholder reporting.......        23,099       11,826           10,994           13,396
  Directors' fees and
    expenses..................         9,574       12,490           10,801            5,891
  Amortization of organization
    costs.....................        19,358       19,358           19,358           19,358
  Other.......................        10,164        9,426            8,405            8,103
                                 -----------   -----------    ------------      -----------
        Total expenses........       818,113      419,732          770,159          311,474
                                 -----------   -----------    ------------      -----------
  Less: Expenses reimbursable
    by the Adviser (Note 2)...       (95,961)     (97,241)         (47,140)        (134,957)
                                 -----------   -----------    ------------      -----------
  Net operating expenses......       722,152      322,491          723,019          176,517
                                 -----------   -----------    ------------      -----------
NET INVESTMENT INCOME
  (LOSS)......................     1,099,097       22,019         (146,912)         860,545
                                 -----------   -----------    ------------      -----------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Net realized gain (loss) on:
    Investment transactions...     5,785,086    3,004,002       14,603,576        3,936,310
    Foreign currency
      transactions............       (50,857)          --               --               --
    Options contracts.........            --           --               --         (162,586)
    Futures contracts.........            --           --               --       (2,842,735)
                                 -----------   -----------    ------------      -----------
        Net realized gain.....     5,734,229    3,004,002       14,603,576          930,989
                                 -----------   -----------    ------------      -----------
  Net change in unrealized
    appreciation
    (depreciation) on:
    Investments...............    (1,493,886)  (9,808,511)     (13,516,114)      (3,722,398)
    Forward currency and net
      other assets............         5,135           --               --               --
    Options contracts.........            --           --               --           (1,040)
    Futures contracts.........            --           --               --         (812,675)
                                 -----------   -----------    ------------      -----------
        Net change in
          unrealized
          depreciation........    (1,488,751)  (9,808,511)     (13,516,114)      (4,536,113)
                                 -----------   -----------    ------------      -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS).................     4,245,478   (6,804,509)       1,087,462       (3,605,124)
                                 -----------   -----------    ------------      -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 5,344,575   $(6,782,490)   $    940,550      $(2,744,579)
                                 ===========   ===========    ============      ===========

* Net of foreign taxes
  withheld of:................   $   148,926   $      659     $        639      $         7

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                  BRANDES INTERNATIONAL            TURNER CORE
                                       EQUITY FUND                 GROWTH FUND
                                --------------------------  --------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    2000          1999          2000          1999
                                ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
  Net investment income.......  $ 1,099,097   $   311,654   $    22,019   $     40,875
  Net realized gain on
    investments, and foreign
    currency transactions.....    5,734,229     2,113,711     3,004,002      2,803,356
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and foreign
    currency, and other
    assets....................   (1,488,751)    8,515,233    (9,808,511)     6,750,251
                                -----------   -----------   ------------  ------------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....    5,344,575    10,940,598    (6,782,490)     9,594,482
                                -----------   -----------   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................   (1,048,717)     (274,130)      (12,463)       (49,484)
  From net realized capital
    gains.....................   (6,431,201)   (1,255,022)   (5,957,446)    (3,139,438)
                                -----------   -----------   ------------  ------------
        Total distributions to
          shareholders........   (7,479,918)   (1,529,152)   (5,969,909)    (3,188,922)
                                -----------   -----------   ------------  ------------
FUND SHARE TRANSACTIONS (NOTE
  4):
  Proceeds from shares sold...   51,829,281    30,942,799    51,409,470     39,846,687
  Net asset value of shares
    issued on reinvestment of
    distributions.............    7,479,918     1,529,152     5,969,909      3,188,922
  Cost of shares
    repurchased...............   (9,389,528)   (5,759,178)  (54,866,484)   (10,395,644)
                                -----------   -----------   ------------  ------------
        Net increase in net
          assets resulting
          from Fund share
          transactions........   49,919,671    26,712,773     2,512,895     32,639,965
                                -----------   -----------   ------------  ------------
TOTAL CHANGE IN NET ASSETS....   47,784,328    36,124,219   (10,239,504)    39,045,525
NET ASSETS:
  Beginning of year...........   48,507,535    12,383,316    52,925,579     13,880,054
                                -----------   -----------   ------------  ------------
  End of year*................  $96,291,863   $48,507,535   $42,686,075   $ 52,925,579
                                ===========   ===========   ============  ============

* Including undistributed net
  investment income of:.......  $    31,386   $    30,820   $    10,279   $         --

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                     FRONTIER CAPITAL         CLIFTON ENHANCED U.S.
                                    APPRECIATION FUND              EQUITY FUND
                                --------------------------  --------------------------
                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                    2000          1999          2000          1999
                                ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM:
OPERATIONS:
  Net investment income
    (loss)....................  $  (146,912)  $  (205,041)  $   860,545   $   102,792
  Net realized gain on
    investments, and option
    and futures contracts.....   14,603,576     4,195,967       930,989     2,483,769
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and option and
    futures contracts, and
    other assets..............  (13,516,114)    9,824,763    (4,536,113)    1,645,919
                                -----------   -----------   -----------   -----------
        Net increase
          (decrease) in net
          assets resulting
          from operations.....      940,550    13,815,689    (2,744,579)    4,232,480
                                -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
    income....................           --            --      (889,357)     (103,437)
  From net realized capital
    gains.....................  (16,357,231)   (1,374,766)   (2,935,984)   (1,701,245)
                                -----------   -----------   -----------   -----------
        Total distributions to
          shareholders........  (16,357,231)   (1,374,766)   (3,825,341)   (1,804,682)
                                -----------   -----------   -----------   -----------
FUND SHARE TRANSACTIONS (NOTE
  4):
  Proceeds from shares sold...   58,149,467    20,857,440    12,737,338    10,487,770
  Net asset value of shares
    issued on reinvestment of
    distributions.............   16,357,231     1,374,766     3,825,341     1,804,682
  Cost of shares
    repurchased...............  (38,800,197)  (18,531,662)   (5,298,169)   (6,939,199)
                                -----------   -----------   -----------   -----------
        Net increase in net
          assets resulting
          from Fund share
          transactions........   35,706,501     3,700,544    11,264,510     5,353,253
                                -----------   -----------   -----------   -----------
TOTAL CHANGE IN NET ASSETS....   20,289,820    16,141,467     4,694,590     7,781,051
NET ASSETS:
  Beginning of year...........   47,919,362    31,777,895    22,863,481    15,082,430
                                -----------   -----------   -----------   -----------
  End of year*................  $68,209,182   $47,919,362   $27,558,071   $22,863,481
                                ===========   ===========   ===========   ===========

* Including undistributed net
  investment income of:.......  $     1,740   $        --   $    29,720   $       260

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            BRANDES INTERNATIONAL EQUITY FUND
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000          1999          1998          1997        1996(A)
                           ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 15.52       $ 10.84       $  9.96        $ 9.88        $10.00
                             -------       -------       -------        ------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............       0.18          0.10          0.09          0.07          0.06
  Net realized and
    unrealized gain
    (loss) on
    investments..........       0.57          5.09          1.44          0.15         (0.12)
                             -------       -------       -------        ------        ------
        Total from
          investment
          operations.....       0.75          5.19          1.53          0.22         (0.06)
                             -------       -------       -------        ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (0.18)        (0.09)        (0.06)        (0.07)        (0.06)
  In excess of net
    investment income....         --            --            --         (0.03)           --
  From net realized
    capital gains........      (1.14)        (0.42)        (0.53)           --            --
  In excess of net
    realized capital
    gains................         --            --         (0.06)           --            --
  Tax return of
    capital..............         --            --            --         (0.04)           --
                             -------       -------       -------        ------        ------
        Total
         distributions...      (1.32)        (0.51)        (0.65)        (0.14)        (0.06)
                             -------       -------       -------        ------        ------
NET ASSET VALUE, END OF
  PERIOD.................    $ 14.95       $ 15.52       $ 10.84        $ 9.96        $ 9.88
                             =======       =======       =======        ======        ======
TOTAL RETURN.............       4.88%        47.86%        15.37%         2.26%        (0.63)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......    $96,292       $48,508       $12,383        $6,034        $3,177
  Net expenses to average
    daily net assets
    before interest
    expense**............       1.05%         1.24%         1.30%         1.30%         1.30%
  Net expenses to average
    daily net assets
    after interest
    expense**............       1.05%         1.24%         1.30%         1.30%         1.30%
  Net investment income
    to average daily net
    assets**.............       1.59%         1.31%         1.00%         0.83%         0.67%
  Portfolio turnover
    rate.................         18%           19%          116%           74%           65%*
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income
    (loss) to average net
    assets would have
    been:
  Expenses before
    interest expense**...       1.19%         1.93%         3.57%         4.93%         7.28%
  Net investment income
    (loss)**.............       1.45%         0.61%        (1.27)%       (2.80)%       (5.31)%

(a)  Fund commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 TURNER CORE GROWTH FUND
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000          1999          1998          1997        1996(A)
                           ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 22.93       $ 17.84       $ 13.50        $11.60        $10.00
                             -------       -------       -------        ------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............       0.01          0.02          0.02          0.04          0.06
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (2.48)         6.92          4.64          3.22          1.94
                             -------       -------       -------        ------        ------
        Total from
          investment
          operations.....      (2.47)         6.94          4.66          3.26          2.00
                             -------       -------       -------        ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (0.01)        (0.02)        (0.03)        (0.04)        (0.06)
  From net realized
    capital gains........      (2.89)        (1.83)        (0.29)        (1.22)        (0.34)
  In excess of net
    realized capital
    gains................         --            --            --         (0.10)           --
                             -------       -------       -------        ------        ------
        Total
         distributions...      (2.90)        (1.85)        (0.32)        (1.36)        (0.40)
                             -------       -------       -------        ------        ------
NET ASSET VALUE, END OF
  PERIOD.................    $ 17.56       $ 22.93       $ 17.84        $13.50        $11.60
                             =======       =======       =======        ======        ======
TOTAL RETURN.............     (11.15)%       40.11%        34.56%        28.32%        19.99%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......    $42,686       $52,926       $13,880        $3,820        $2,003
  Net expenses to average
    daily net assets
    before interest
    expense**............       0.70%         0.70%         0.70%         0.70%         0.70%
  Net expenses to average
    daily net assets
    after interest
    expense**............       0.70%         0.70%         0.70%         0.70%         0.78%
  Net investment income
    to average daily net
    assets**.............       0.05%         0.19%         0.31%         0.34%         0.55%
  Portfolio turnover
    rate.................        421%          286%          242%          206%          258%*
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment loss to
    average net assets
    would have been:
  Expenses before
    interest expense**...       0.91%         1.40%         3.42%         6.18%         8.43%
  Net investment
    loss**...............      (0.16)%       (0.51)%       (2.41)%       (5.14)%       (7.18)%

(a)  Funds commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            FRONTIER CAPITAL APPRECIATION FUND
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000          1999          1998          1997        1996(A)
                           ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 21.12       $ 15.09       $ 14.92       $ 12.52        $10.00
                             -------       -------       -------       -------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss....         --         (0.09)        (0.04)           --            --
  Net realized and
    unrealized gain on
    investments..........       1.72          6.74          0.29          2.76          3.03
                             -------       -------       -------       -------        ------
        Total from
          investment
          operations.....       1.72          6.65          0.25          2.76          3.03
                             -------       -------       -------       -------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net realized
    capital gains........      (5.59)        (0.62)        (0.08)        (0.36)        (0.51)
                             -------       -------       -------       -------        ------
        Total
         distributions...      (5.59)        (0.62)        (0.08)        (0.36)        (0.51)
                             -------       -------       -------       -------        ------
NET ASSET VALUE, END OF
  PERIOD.................    $ 17.25       $ 21.12       $ 15.09       $ 14.92        $12.52
                             =======       =======       =======       =======        ======
TOTAL RETURN.............       7.66%        44.17%         1.68%        22.13%        30.31%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......    $68,209       $47,919       $31,778       $16,628        $3,006
  Net expenses to average
    daily net assets
    before interest
    expense**............       1.15%         1.15%         1.15%         1.15%         1.15%
  Net expenses to average
    daily net assets
    after interest
    expense**............       1.15%         1.15%         1.15%         1.15%         1.20%
  Net investment loss to
    average daily net
    assets**.............      (0.23)%       (0.57)%       (0.32)%       (0.13)%       (0.30)%
  Portfolio turnover
    rate.................        103%           75%           68%           61%          140%*
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment loss to
    average net assets
    would have been:
  Expenses before
    interest expense**...       1.23%         1.47%         1.75%         2.86%         8.12%
  Net investment
    loss**...............      (0.31)%       (0.90)%       (0.92)%       (1.84)%       (7.27)%

(a)  Funds commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            CLIFTON ENHANCED U.S. EQUITY FUND
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                             2000(1)         1999          1998          1997        1996(A)
                           ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 20.97       $ 18.07       $ 15.09        $11.85        $10.00
                             -------       -------       -------        ------        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............       0.61          0.10          0.11          0.08          0.12
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (2.64)         4.60          3.45          3.78          2.25
                             -------       -------       -------        ------        ------
        Total from
          investment
          operations.....      (2.03)         4.70          3.56          3.86          2.37
                             -------       -------       -------        ------        ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (0.59)        (0.10)        (0.10)        (0.09)        (0.12)
  In excess of net
    investment income....         --            --         (0.01)           --            --
  From net realized
    capital gains........      (2.03)        (1.70)        (0.35)        (0.53)        (0.40)
  In excess of net
    realized capital
    gains................         --            --         (0.12)           --            --
                             -------       -------       -------        ------        ------
        Total
         distributions...      (2.62)        (1.80)        (0.58)        (0.62)        (0.52)
                             -------       -------       -------        ------        ------
NET ASSET VALUE, END OF
  PERIOD.................    $ 16.32       $ 20.97       $ 18.07        $15.09        $11.85
                             =======       =======       =======        ======        ======
TOTAL RETURN.............      (9.96)%       26.07%        23.69%        32.68%        23.67%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (000's).......    $27,558       $22,863       $15,082        $7,345        $1,582
  Net expenses to average
    daily net assets
    before interest
    expense**............       0.69%         0.80%         0.80%         0.80%         0.80%
  Net expenses to average
    daily net assets
    after interest
    expense**............       0.69%         0.80%         0.80%         0.80%         0.80%
  Net investment income
    to average daily net
    assets**.............       3.36%         0.56%         0.80%         1.17%         1.43%
  Portfolio turnover
    rate.................        179%           69%           50%           52%           79%*
  Without the
    reimbursement of
    expenses by the
    adviser, the ratio of
    net expenses and net
    investment income
    (loss) to average net
    assets would have
    been:
  Expenses before
    interest expense**...       1.22%         1.63%         2.34%         5.41%        12.32%
  Net investment income
    (loss)**.............       2.83%        (0.26)%       (0.74)%       (3.44)%      (10.09)%

(a)  Fund commenced operations on January 4, 1996
*    Not annualized
**   Annualized for periods less than one year
(1) As of May 1, 2000, the Fund achieved its objective through a strategy of investing in securities to create a synthetically enhanced S&P product as noted in Note 1.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of four separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund (formerly Enhanced U.S. Equity Fund) (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund. Pursuant to a vote of the majority of the Directors of the Company and a shareholders proxy vote, on May 1, 2000 the name of the Enhanced U.S. Equity Fund was changed to Clifton Enhanced U.S. Equity Fund. This change was made in connection with the change in sub-adviser to The Clifton Group, replacing Franklin Portfolio Associates, L.L.C.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at December 31, 2000, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co.

Brandes International Equity Funds investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of companies of all sizes, with emphasis on stocks of small to medium capitalization companies (i.e. companies with market capitalization of less than $3 billion). Clifton Enhanced U.S. Equity Fund's objective is to achieve above-market total return by using a combination of S&P futures contracts, options and a cash portfolio to create a synthetic enhanced S&P product. Prior to May 1, 2000, the Enhanced U.S. Equity Fund sought to achieve this objective through investment in common stock of companies perceived to provide a total return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities). If no sale occurs, equities traded on an U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY

Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FUTURES CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may invest in futures. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities. The Brandes International Equity Fund may enter into futures transactions only as a hedge against the risk of unexpected changes in the value of securities held or intended to be held by the Fund. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of the futures contracts compared to the underlying hedged assets. The Clifton Enhanced U.S. Equity Fund may enter into futures transactions to have a 100% exposure to the S&P 500. The loss from investing in futures that are unhedged or uncovered, is potentially unlimited.

Upon entering into a futures contract, the Fund is required to make initial margin deposits with the broker or segregate liquid investments to satisfy the brokers margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contracts settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
OPTIONS CONTRACTS

The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may purchase or write options.

A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security. The liability related to such options is also eliminated when this occurs. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

SECURITY LENDING

The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value plus accrued interest of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrowers of the securities fail financially. The Funds receives compensation in the form of fees, or it retains a portion of interest on the investments of any cash received as collateral for lending their securities. The Funds also continues to receive interest or dividends on the securities loaned.

As of December 31, 2000, there were no securities on loan.

FEDERAL INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. The Brandes International Equity Fund, Turner Core Growth Fund and Clifton Enhanced U.S. Equity Fund elected to defer to their fiscal year ending December 31, 2001, $5,744, $1,180,883 and $2,186,971 of losses recognized during the period November 1, 2000, to December 31, 2000, respectively.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

FUND                                                               TOTAL ADVISORY FEES
----                                                --------------------------------------------------
Brandes International Equity Fund*................  FOR THE PERIOD JANUARY 1, 2000 THROUGH APRIL 30,
                                                      2000:
                                                    1.05% on the first $10 million
                                                    0.90% on the next $15 million
                                                    0.75% on the next $75 million
                                                    0.60% on amounts above $100 million
                                                      AS OF MAY 1, 2000:
                                                    1.10% on the first $10 million
                                                    0.95% on the next $10 million
                                                    0.75% on the next $30 million
                                                    0.65% on amounts above $50 million
Turner Core Growth Fund...........................  0.45%
Frontier Capital Appreciation Fund................  0.90%
Clifton Enhanced U.S. Equity Fund*................  FOR THE PERIOD JANUARY 1, 2000 THROUGH APRIL 30,
                                                      2000:
                                                    0.55% on the first $25 million
                                                    0.45% on the next $75 million
                                                    0.30% on amounts above $100 million
                                                      AS OF MAY 1, 2000:
                                                    0.40% on the first $25 million
                                                    0.35% on amounts above $25 million

-------------------

  * Pursuant to a vote of the majority of shareholders, the advisory fee structure of these Funds changed effective May 1, 2000.

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, L.L.C., and The Clifton Group to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund, respectively. On May 1, 2000, The Clifton Group replaced Franklin Portfolio Associates L.L.C. as sub-adviser of the Clifton Enhanced U.S. Equity Fund.

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced U.S. Equity Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund through December 31, 2000.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
M Holdings Securities, Inc. acts as distributor (the Distributor) for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2000, were as follows:

                                          NON-U.S. GOVERNMENT SECURITIES
                                          ------------------------------
                                            PURCHASES         SALES
                                          --------------  --------------
Brandes International Equity Fund.......   $ 52,980,600    $ 12,057,809
Turner Core Growth Fund.................    194,574,118     197,605,328
Frontier Capital Appreciation Fund......     74,556,154      60,494,003
Clifton Enhanced U.S. Equity Fund.......     42,500,866      41,910,665

                                           U.S. GOVERNMENT OBLIGATIONS
                                          ------------------------------
                                            PURCHASES         SALES
                                          --------------  --------------
Clifton Enhanced U.S. Equity Fund.......   $  2,848,143    $    999,228

At December 31, 2000, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                             TAX BASIS
                                  FEDERAL      TAX BASIS      TAX BASIS      UNREALIZED
                                 INCOME TAX    UNREALIZED    UNREALIZED    APPRECIATION/
                                    COST      APPRECIATION  DEPRECIATION   (DEPRECIATION)
                                ------------  ------------  -------------  --------------
Brandes International Equity
  Fund........................  $ 84,504,309  $ 13,425,610  $  (5,792,832) $   7,632,788
Turner Core Growth Fund.......    44,421,331     2,121,032     (4,461,755)    (2,340,723)
Frontier Capital Appreciation
  Fund........................    61,668,307     9,984,963    (12,377,905)    (2,392,942)
Clifton Enhanced U.S. Equity
  Fund........................    24,590,333       919,460       (441,467)       477,993

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 2000, an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                     BRANDES INTERNATIONAL
                                          EQUITY FUND                 TURNER CORE GROWTH FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2000             1999             2000             1999
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       3,491,345        2,332,187        2,222,745       1,920,003
Shares repurchased............        (619,130)        (448,438)      (2,410,476)       (536,725)
Distributions reinvested......         443,522           98,782          310,051         146,797
                                 -------------    -------------    -------------    ------------
Net increase..................       3,315,737        1,982,531          122,320       1,530,075
Fund Shares:
  Beginning of period.........       3,124,537        1,142,006        2,307,893         777,818
                                 -------------    -------------    -------------    ------------
  End of period...............       6,440,274        3,124,537        2,430,213       2,307,893
                                 =============    =============    =============    ============

                                        FRONTIER CAPITAL                  CLIFTON ENHANCED
                                       APPRECIATION FUND                  U.S. EQUITY FUND
                                --------------------------------  --------------------------------
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                     2000             1999             2000             1999
                                ---------------  ---------------  ---------------  ---------------
Shares sold...................       2,511,635        1,234,034          676,745         522,322
Shares repurchased............      (1,670,971)      (1,137,812)        (268,244)       (353,244)
Distributions reinvested......         844,613           66,286          189,539          86,638
                                 -------------    -------------    -------------    ------------
Net increase..................       1,685,277          162,508          598,040         255,716
Fund Shares:
  Beginning of period.........       2,269,038        2,106,530        1,090,315         834,599
                                 -------------    -------------    -------------    ------------
  End of period...............       3,954,315        2,269,038        1,688,355       1,090,315
                                 =============    =============    =============    ============

5. ORGANIZATION COSTS

Each Fund has borne all costs in connection with its organization. Such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for each Fund and will be fully amortized January 4, 2001. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL INSTRUMENTS (CONTINUED)
currency exchange rates. These financial instruments are limited to forward currency exchange contracts. The Clifton Enhanced U.S. Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to maintain a 100% exposure to the S&P 500 Composite Stock Price Index (the "S&P 500"). The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Brandes International Equity Fund had no open forward currency exchange contracts at December 31, 2000.

The Clifton Enhanced U.S. Equity Fund had the following futures contracts outstanding at December 31, 2000:

                                                  NOTIONAL      UNREALIZED
                                     CONTRACTS      VALUE      DEPRECIATION
                                     ---------  -------------  ------------
S&P 500 Index Futures March 2001 --
  Long.............................        8     $ 2,670,250    $ (41,675)
S&P 500 Index Futures June 2001 --
  Long.............................       69     $23,334,075    $(771,000)

The Clifton Enhanced U.S. Equity Fund had the following written option transactions for the year ended December 31, 2000:

                                       PUTS                 CALLS
                                -------------------  -------------------
                                 NUMBER               NUMBER
                                   OF                   OF
                                CONTRACTS  PREMIUMS  CONTRACTS  PREMIUMS
                                ---------  --------  ---------  --------
Outstanding, beginning of
  period......................        -    $     -         -    $     -
Options written...............        2     10,984        80     13,426
                                 ------    -------    ------    -------
Outstanding, end of period....        2    $10,984        80    $13,426
                                 ======    =======    ======    =======

The Clifton Enhanced U.S. Equity Fund had the following written put option contract outstanding at December 31, 2000:

                                               EXPIRATION
SECURITY                        STRIKE PRICE      DATE      CONTRACTS    VALUE
--------                        ------------  ------------  ---------  ---------
S&P 500 Index Futures.........   $1,000.00     09/21/2001         2     $6,650

The Clifton Enhanced U.S. Equity Fund had the following written call option contract outstanding at December 31, 2000:

                                               EXPIRATION
SECURITY                        STRIKE PRICE      DATE      CONTRACTS    VALUE
--------                        ------------  ------------  ---------  ---------
Mattell, Inc..................   $   12.50     04/21/2001        80     $18,800

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. CONCENTRATION

At December 31, 2000, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

8. BENEFICIAL INTEREST

At December 31, 2000 the ownership of each fund was as follows:

                                               PERCENTAGE OF OWNERSHIP
                                     -------------------------------------------
                                                    JOHN HANCOCK      PACIFIC
                                        M LIFE      VARIABLE LIFE      LIFE
                                     INSURANCE CO.  INSURANCE CO.  INSURANCE CO.
                                     -------------  -------------  -------------
Brandes International Equity
  Fund.............................         3.8%          56.4%           39.8%
Turner Core Growth Fund............         6.0%          59.0%           35.0%
Frontier Capital Appreciation
  Fund.............................         3.7%          58.3%           38.0%
Clifton Enhanced U.S. Equity
  Fund.............................         8.4%          37.8%           53.8%

9. SUBSEQUENT EVENT

The Clifton Enhanced U.S. Equity Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Clifton Enhanced U.S. Equity Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Clifton Enhanced U.S. Equity Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on its total net assets. The impact of this accounting change has not been determined but will result in an increase or decrease to cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held as of December 31, 2000.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. PROXY VOTING RESULTS

A special meeting of the Companys shareholders was held on April 11, 2000. The results of votes taken among shareholders on proposals before them are reported below.

PROPOSAL 1

To adopt an amended Investment Advisory Agreement between the Company and the Adviser, with respect to Brandes International Equity Fund, changing the management fee of the Fund.

                                              # OF           % OF
                                          SHARES VOTED   SHARES VOTED
                                          -------------  ------------
In Favor................................  3,041,805.024       92.535%
Against.................................    245,377.698        7.465%
Total...................................  3,287,182.722      100.000%

PROPOSAL 2

To adopt an amended Investment Advisory Agreement between the Company and the Advisor, with respect to Enhanced U.S. Equity Fund, changing the management fee of the Fund.

                                              # OF           % OF
                                          SHARES VOTED   SHARES VOTED
                                          -------------  ------------
In Favor................................  1,088,085.825       97.688%
Against.................................     21,960.530        1.972%
Abstaining..............................      3,789.690        0.340%
Total...................................  1,113,836.045      100.000%

PROPOSAL 3

To change the fundamental investment policy of Enhanced U.S. Equity Fund with regard to purchasing securities on margin.

                                              # OF           % OF
                                          SHARES VOTED   SHARES VOTED
                                          -------------  ------------
In Favor................................  1,082,734.082       97.208%
Against.................................     27,027.513        2.425%
Abstaining..............................      4,074.450        0.367%
Total...................................  1,113,836.045      100.000%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of M Fund, Inc.

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Clifton Enhanced Equity Fund (constituting M Fund, Inc., hereafter referred to as the "Funds"), at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 6, 2001